UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

VistaPrint Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court 22 Victoria Street Hamilton, Bermuda	HM 12
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 30, 2009, VistaPrint Limited (the “Company”) issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

On April 30, 2009, the Company issued a press release announcing that the Board of Directors of the Company unanimously approved moving the place of incorporation of the publicly-traded parent entity of the VistaPrint group of companies from Bermuda to the Netherlands, subject to conditions including approval by the Company’s shareholders and the Supreme Court of Bermuda pursuant to the terms of a court-sanctioned scheme of arrangement under Bermuda law (the “Change of Domicile”). The Change of Domicile is expected to be effected through a share exchange transaction in which each share of the Company’s outstanding common shares as of the effective time of the Change of Domicile will be exchanged for one ordinary share of a new Dutch entity to be formed by the Company. Assuming the Company receives the necessary approvals and other conditions are satisfied, following completion of the Change of Domicile the new Dutch company will be the publicly-traded parent entity of the VistaPrint group of companies.

The Company also announced in the April 30, 2009 press release that in July 2009 the Company will establish an office in Paris, France, which will operate under the French headquarters (“quartiers generaux”) tax regime and will include the office of Robert Keane, the Company’s President and Chief Executive Officer, as well as a small number of other functions, including corporate strategy.

A copy of the press release issued on April 30, 2009 announcing the Change of Domicile and new Paris office is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated April 30, 2009 entitled “VistaPrint Reports 2009 Third Fiscal Quarter Financial Results.”

99.2	Press Release dated April 30, 2009 entitled “VistaPrint Proposes Change in Place of Incorporation from Bermuda to the Netherlands.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009	VISTAPRINT LIMITED

	By:	/s/ Michael Giannetto
Michael Giannetto
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated April 30, 2009 entitled “VistaPrint Reports 2009 Third Fiscal Quarter Financial Results.”

EX-99.2	Press release dated April 30, 2009 entitled “VistaPrint Proposes Change in Place of Incorporation from Bermuda to the Netherlands.”

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